UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Africa & Middle East Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

African and Middle Eastern equity markets strongly outperformed the broad emerging markets universe in the six-month period ended April 30, 2014. Gulf Cooperation Council (GCC) markets were led by the United Arab Emirates (UAE) and Qatar. These two frontier markets surged in advance of joining the broad MSCI Emerging Markets Index at the end of May 2014. Stocks soared in Egypt amid hopes for greater political stability. In sub-Saharan Africa, Kenyan shares did well, but Nigerian stocks declined. South African shares edged higher in dollar terms as the country continued to struggle with sluggish economic growth, large budget and trade deficits, a weakening currency, and stubborn inflation.

Your fund returned 14.13% in the first half of its fiscal year. As shown in the Performance Comparison table, the fund outperformed its benchmark by a solid margin. Overweighting the UAE and Qatar and significantly underweighting South Africa versus the benchmark drove the fund’s strong outperformance. Stock selection in Kuwait and Kenya also contributed. However, our holdings in South Africa, the UAE, and Qatar underperformed their benchmark peers, which reduced our performance advantage.

PORTFOLIO REVIEW

GULF COOPERATION COUNCIL
The fund is currently investing in five of the six GCC countries—Saudi Arabia, the UAE, Oman, Qatar, and Kuwait. These markets represented slightly more than half of fund assets at the end of April. We continue to avoid Bahrain due to ongoing political unrest.

Saudi Arabia
Stocks in the Kingdom of Saudi Arabia returned 20.01%, as measured by the S&P Saudi Arabia Index, in the last six months. Saudi Arabia remains our second-largest country allocation, but we have been trimming our exposure in the last few months—in part because a crackdown on illegitimate immigrants has weighed on investor sentiment—and are now underweighting it slightly versus the benchmark. Our Saudi holdings span several sectors, but we favor financials and other companies that should benefit from the long-term growth of a consumer economy. While Saudi stocks cannot yet be held directly by foreign investors, we gain exposure to the country through participation notes that are linked to common stocks.

Saudi banks collectively made a reasonable contribution to fund performance. Our holdings include Samba Financial, which is well positioned for corporate loan growth; Riyad Bank; and Banque Saudi Fransi. Given their strong stock performance over the last year, we think near-term returns for banks will be milder. However, we believe the banks will benefit over time from strong loan growth and higher U.S. interest rates, to which Saudi rates are tied. We eliminated Al Rajhi Bank because we believe increased competition from other Islamic lenders and regulations affecting retail banking fees will reduce the bank’s upside potential. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We own companies in other sectors that should benefit from the development of a consumer economy and from increases in domestic employment and discretionary income. Electronics retailer Jarir Marketing, for example, produced excellent returns amid new smartphone and tablet offerings. Telecommunication services company Etihad Etisalat also did well, but electronics and home appliance store operator United Electronics was mostly flat, and we eliminated it from the portfolio.

In the health care sector, we believe some hospital operators will benefit from the government’s increasing medical spending. Around the beginning of our reporting period, we initiated a position in Dallah Healthcare Holding Company, which made a good contribution to performance. The company is building a couple of new hospitals in the next few years. On the other hand, we trimmed Al Mouwasat Medical Services because the stock’s valuation appeared high and a delay in its expansion plans could hamper revenues in the short run.

In the materials sector, we own two companies that produce chemicals derived from petroleum for use in plastics, dyes, fertilizers, and other products. Saudi Basic Industries performed very well in the last six months, whereas Yanbu National Petrochemical lagged somewhat. They are attractively valued, have strong balance sheets, and are strong generators of cash. We believe they will benefit from improving global petrochemicals demand and tighter supply over the next two to three years.

United Arab Emirates
The UAE market was the star performer in the Middle East, surging 62% over the last six months. One major factor propelling the market was the UAE’s pending graduation to the emerging markets universe, which is taking place at the end of May and was preceded by significant cash inflows from global emerging markets portfolios. Other major factors include the resurgent property boom that has lifted many sectors and increased tourism that is adding to economic growth.

Our three UAE banks—Emirates NBD, First Gulf Bank, and Abu Dhabi Commercial Bank—were among our top performance contributors. Momentum in the UAE economy is robust, and the well-capitalized banking sector continues to benefit from a pickup in loan growth, asset quality improvement, and increased fees. In the real estate sector, our top performer once again was property developer Emaar Properties. The company recently reported an almost 100% year-over-year increase in new sales, mostly from new projects in Dubai, and recurring revenues from its shopping mall, retail, hospitality, and leisure businesses have been very strong. Emaar is one of the fund’s largest holdings, and we maintain a high conviction in its business prospects. In late 2013, we participated in the initial public offering of DAMAC Real Estate Development, one of the UAE’s largest private property developers. The company was well managed during and after the 2008 global financial crisis, and it has emerged in a very strong position to benefit from the new property boom. It was a significant contributor to performance.

In the industrials and business services sector, transportation and logistics company Aramex produced excellent returns, as it continued to benefit from trade and growth trends in Saudi Arabia and the UAE. Global ports owner and operator DP World generated milder gains, as the company struggled to grow its earnings per share (EPS) in 2013. However, we expect strong EPS growth over the next two years as new expansion projects go online, and we consider DP World to be one of our highest-conviction holdings. Low-cost carrier Air Arabia was mostly flat. The award of route rights to Cairo, a major destination in the region, was a positive, but we were disappointed with the company’s fourth-quarter 2013 financial results and trimmed our position.

Qatar
Stocks in Qatar climbed more than 31% in the last six months. The economy remains attractive in light of large current account and budget surpluses, while increasing infrastructure spending ahead of the 2022 World Cup soccer tournament is providing a tailwind for many sectors. In addition, cash inflows have been strong in anticipation of this frontier market’s transfer to the emerging markets universe.

Qatar National Bank and Commercial Bank of Qatar, two of the country’s largest banks, made excellent contributions to performance, helped by actual and expected strong loan growth over the next few years. Doha Bank, another commercial bank, lagged with milder gains. Near the end of our reporting period, it announced the acquisition of HSBC’s Bank Oman business in India. Another solid performer was logistics and storage company Gulf Warehousing, which remains likely to handle most of the construction equipment coming to the emirate’s mega-buildout.

Oman
The Omani stock market rose 4% in the last six months. Our main position is in Bank Muscat, the country’s dominant lender, but shares have been flat as corporate loan growth has been weaker than we expected. We have been trimming our position in favor of better long-term bank investments elsewhere. Galfar Engineering & Contracting was also lackluster, and we eliminated it early in our reporting period.

Kuwait
Stocks in Kuwait climbed almost 10% in the last six months. The fourth quarter of 2013 seems to have been an inflection point in the economy, with momentum picking up for both consumers and corporations, as evidenced by a sharp increase in year-over-year loan growth. While stronger growth is welcome, the economy is still very dependent on the energy sector. Structural reforms are needed to make the economy more competitive and the rebound more sustainable.

Our main investment is Kuwait Projects Company, a holding company with investments in dozens of Middle Eastern companies, especially in the financial services and real estate sectors. Shares performed very well over the last six months. Given the improvement in the Kuwaiti banking sector since the 2008 global financial crisis, we established a position in National Bank of Kuwait, the largest and highest-quality bank in the country. It is a conservatively managed, well-capitalized bank with a historically low valuation and strong prospects for loan and dividend growth. On the other hand, we eliminated our smaller investment in Burgan Bank amid concerns that Kuwait’s central bank may force Burgan to increase its loan-loss provisions. Burgan may also need to raise additional capital to meet global regulatory standards.

AFRICA

Egypt and Morocco
The Egyptian market climbed 28% in our reporting period, buoyed by the ratification of a new constitution in January and hopes that a new government—following elections in the near future—will work quickly to help the economy. The head of the army stepped down from his position in late March to run for president, and he is widely expected to win. While stock valuations are cheap and dividend yields are attractive, we continue to have low exposure to Egypt, as the country still has a long road to recovery ahead of it. Our investment in Commercial International Bank Egypt was a strong contributor to performance. We believe the bank will experience a significant pickup in loan and earnings growth in the next couple of years—assuming the political situation remains stable. Our smaller investment in OCI (Orascom Construction Industries) made a mild contribution. We continue to believe that OCI will benefit from a stronger Egyptian economy. It is also expanding its fertilizer business in the U.S.

We initiated our first investment in Morocco during the first half of our fiscal year. We purchased shares of Attijariwafa Bank, the largest in Morocco and sixth-largest in all of Africa by total assets, at a very attractive valuation. The bank offers a wide range of products and services, and its earnings should trend higher as the economic recoveries in Morocco and Europe strengthen and as the bank expands in Africa.

South Africa
South African stocks rose about 2% in dollar terms in the last six months, as stronger gains in local currency terms were reduced by a 5% decline in the rand versus the greenback. The country has large budget and trade deficits, and economic growth has been sluggish due to factors such as high unemployment, periodic labor unrest, and inflation pressures. The central bank unexpectedly raised interest rates in late January to defend the weakening rand. Additional currency weakness and stronger inflation could push rates even higher, which would further weigh on the economy.

At 26% of assets, down from 30% six months ago, South Africa is both our largest country allocation and our largest underweight versus the benchmark. South Africa is home to many well-managed companies—and we have investments in a variety of industries—but given the weak environment for consumers, we are very cautious with regard to domestic-focused businesses. We currently favor high-quality growth companies that are benefiting from rand weakness, especially those that are successfully expanding into other parts of Africa, where growth is stronger. Such companies often provide us with exposure to African countries that are otherwise inaccessible due to a lack of liquidity or a stock market. Mobile telecom company MTN Group and pay-TV operator Naspers, which are among our largest holdings, are good examples. MTN Group has operations in more than 20 African and Middle Eastern countries, and we added to our position because we believe it will benefit from improving revenue growth trends, especially in Nigeria, as well as strong subscriber growth and relatively stable pricing. Although Naspers was lackluster over the last six months, we have high conviction that the company will perform well in the years ahead due to the growing popularity of its pay-TV offerings in Africa. It also has valuable e-commerce assets and businesses in several emerging countries, including stakes in China’s Tencent Holdings and Russia’s Mail.Ru.

In the health care sector, we own two companies that we believe will benefit from the expansion of health insurance in South Africa: hospital operator Life Healthcare Group Holdings, which was flat in the last six months, and pharmaceutical company Aspen Pharmacare Holdings. We have greater conviction in Aspen, which, though it declined in our reporting period, has excellent longer-term prospects. This global company, with significant business in several emerging regions, has completed a number of deals in the last few months that add to its roster of branded, generic, and over-the-counter products. We believe these acquisitions will result in a substantial increase in revenues starting in the second half of this year.

Among retailers, we eliminated our position in Woolworths in the latter part of our reporting period. While the company has the potential to deliver solid earnings growth in the next few years, we concluded that there are better growth opportunities with a more favorable risk/reward trade-off in our investment universe. We maintained an investment in Mr Price, however. The store attracts higher- and lower-income customers, which is advantageous in a tough consumer environment, and its product pricing is attractive for increasingly price-sensitive and credit-starved shoppers. The company is also making other changes that could improve profit margins over the next few years. Leading food retailer Shoprite Holdings was, unfortunately, one of the portfolio’s largest detractors, but we are maintaining a position. While the domestic consumer environment is difficult, especially for Shoprite’s lower-income customer base, we believe the company’s expansion into other countries in Africa—guided by an excellent management team—will boost revenue and earnings growth in the years ahead.

We own several companies in the industrials and business services sector. Construction and engineering companies Group Five and Raubex sagged in the sluggish economic environment of the last six months, but Bidvest Group, an investment holding company with broad industry exposure in and beyond South Africa, produced reasonable gains. We added to our position because we believe this conglomerate’s businesses will benefit from increasing sales growth across most geographies, from rand weakness, and from a European economic recovery. We also added freight logistics company Grindrod to the portfolio. Grindrod is a well-managed business whose earnings should benefit from growing demand for freight services in Africa.

Sub-Saharan Africa
The fund has investments in several countries south of the Sahara Desert. The region is benefiting from rising incomes and reduced dependence on natural resources as a driver of economic growth. Our largest allocations are in Nigeria and Kenya, but we have small investments in frontier markets such as Uganda and Tanzania. Although some of these markets are illiquid, we believe selective additions to the portfolio will increase its diversification and help investors benefit from favorable long-term regional trends.

In Nigeria, we are somewhat cautious ahead of elections scheduled for early 2015. We hold quality financial companies Guaranty Trust Bank and Zenith Bank, which have been supported by strong loan growth. While banking sector reforms and tighter monetary policies to support the currency could hurt banking industry profitability, we believe these liquid and well-capitalized banks will fare better than their peers. Shares of Nestle Foods Nigeria and Heineken-owned Nigerian Breweries fared poorly in the last six months, but we believe these consumer staples companies are well positioned to benefit from increasing consumption driven by rising incomes.

In Kenya, our holdings are Equity Bank and Kenya Commercial Bank, both of which we added in the last six months, and Safaricom, which is the country’s main supplier of mobile telecommunication services. We believe these banks will benefit from broad macro trends. Safaricom produced excellent returns in our reporting period, and while we believe the company’s future remains bright in the midst of weak competitors, its high valuation is tempering our near-term performance expectations.

UK Companies Operating in Africa
At the end of April, we had approximately 3% of assets invested in UK companies operating primarily in Africa. These investments—including Petra Diamonds and Centamin—help us diversify the portfolio and provide exposure to markets that may not be directly accessible through local-listed equities. Petra Diamonds, which has mining interests in South Africa and Tanzania, performed very well over the last six months, helped by higher rough diamond prices. Centamin, which operates the Sukari gold mine in southern Egypt, also did well. The company has produced strong operational results with higher revenue and lower-than-expected cash costs, and it is expanding the mine with hopes of doubling its annual gold production. We eliminated Tullow Oil and Ophir Energy due to their exploration disappointments in Africa.

OUTLOOK

The outlook for the Africa and Middle East region remains robust, driven by attractive demographics, rising urbanization and levels of infrastructure investment, and a strong asset base in natural resources. While many emerging markets are undergoing a growth slowdown, many African and Middle Eastern markets are continuing to grow at high rates, driven by structural domestic demand. This is translating into strong corporate earnings growth that we believe can be sustained by various businesses in the years ahead.

The oil-rich economies of the GCC continue to invest heavily in infrastructure. While stock prices in the region have already risen sharply in the last few years, we believe the fundamentals generally remain favorable and that strong growth will continue to lift asset values over time. However, in light of the significant appreciation of stocks in the UAE and Qatar over the last 18 months—many of which have risen 200% or more—we are looking closely at their valuations and may selectively take profits. In North Africa, the outlook is improving, as the region is linked to the recovery in Europe. Also, countries in the region are net importers of oil and could benefit from lower oil prices.

In sub-Saharan Africa, the long-term outlook remains strong. Economic growth is underpinned by a young population, with around 60% of Africa’s population under 24 years old. By 2040, Africa will have the world’s largest working population. As for South Africa, we remain cautious in the near term given the weak consumer environment, and we remain focused on companies growing due to business in other parts of Africa.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio Manager

May 23, 2014

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 23 emerging market countries that only includes securities that may be traded by foreign investors.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Naspers, South Africa	5.5%
Emaar Properties, United Arab Emirates	5.2
MTN Group, South Africa	4.0
Saudi Basic Industries, Saudi Arabia	3.9
Aspen Pharmacare Holdings, South Africa	3.7
Qatar National Bank, Qatar	3.5
Samba Financial, Saudi Arabia	3.4
Kuwait Projects Company, Kuwait	2.8
Impala Platinum, South Africa	2.6
First Gulf Bank, United Arab Emirates	2.5
Safaricom, Kenya	2.4
Abu Dhabi Commercial Bank, United Arab Emirates	2.3
Bidvest Group, South Africa	2.3
Sanlam, South Africa	2.2
Commercial Bank of Qatar, Qatar	2.2
Aramex, United Arab Emirates	2.2
Jarir Marketing, Saudi Arabia	2.1
Emirates NBD, United Arab Emirates	2.0
DP World, United Arab Emirates	2.0
Etihad Etisalat, Saudi Arabia	1.9
National Bank of Kuwait, Kuwait	1.8
Saudi British Bank, Saudi Arabia	1.8
Gulf Warehousing, Qatar	1.8
Riyad Bank, Saudi Arabia	1.7
Nestle Foods Nigeria, Nigeria	1.7
Total	67.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
EGYPT 2.3%		
Common Stocks 2.3%		
Commercial International Bank, GDR (USD)	491,165	2,471
OCI (EUR) (1)	50,311	2,151
Total Egypt (Cost $4,089)		4,622
GHANA 0.3%		
Common Stocks 0.3%		
Unilever Ghana (1)	81,300	519
Total Ghana (Cost $382)		519
KENYA 4.0%		
Common Stocks 4.0%		
Equity Bank	3,663,800	1,621
Kenya Commercial Bank	2,789,600	1,579
Safaricom	32,167,300	4,843
Total Kenya (Cost $6,267)		8,043
KUWAIT 4.6%		
Common Stocks 4.6%		
Kuwait Projects Company	2,166,491	5,704
National Bank of Kuwait	1,064,250	3,710
Total Kuwait (Cost $5,963)		9,414
MOROCCO 1.0%		
Common Stocks 1.0%		
Attijariwafa Bank	50,871	1,988
Total Morocco (Cost $1,969)		1,988

NIGERIA 5.0%

Common Stocks 5.0%

Dangote Cement	628,951	885
Guaranty Trust Bank, GDR (USD)	202,327	1,700
Nestle Foods Nigeria	527,095	3,412
Nigerian Breweries	2,865,568	2,676
Zenith Bank	10,100,829	1,427
Total Nigeria (Cost $5,789)		10,100

OMAN 0.6%

Common Stocks 0.6%

Bank Muscat (SAOG)	752,601	1,212
Total Oman (Cost $1,529)		1,212

QATAR 7.9%

Common Stocks 7.9%

Commercial Bank of Qatar	239,477	4,493
Doha Bank	55,822	995
Gulf Warehousing	229,721	3,565
Qatar National Bank	135,557	7,074
Total Qatar (Cost $10,225)		16,127

SAUDI ARABIA 24.0%

Participation Notes 24.0%

Al Mouwasat Medical Services, Citibank, 11/3/14 (USD)	76,650	1,972
Al Mouwasat Medical Services, Goldman Sachs, 4/27/15 (USD)	48,158	1,239
Banque Saudi Fransi, Citibank, 10/17/14 (USD)	186,078	1,488
Banque Saudi Fransi, Deutsche Bank, 9/27/16 (USD)	234,410	1,875
Dallah Healthcare, HSBC Bank, 12/24/15 (USD) (1)	66,402	1,629
Etihad Etisalat, Goldman Sachs, 4/27/15 (USD)	9,164	234
Etihad Etisalat, HSBC Bank, 12/5/14 (USD)	64,320	1,642
Etihad Etisalat, Morgan Stanley, 8/27/15 (USD)	75,853	1,937

Herfy Food Services, Morgan Stanley, 3/2/16 (USD)	26,033	1,000
Jarir Marketing, Citibank, 9/8/14 (USD)	80,012	4,309
Riyad Bank, HSBC Bank, 1/1/24 (USD)	291,511	2,720
Riyad Bank, Morgan Stanley, 1/27/16 (USD)	80,953	756
Samba Financial, Deutsche Bank, 9/27/16 (USD)	294,679	3,182
Samba Financial, HSBC Bank, 2/10/15 (USD)	140,212	1,514
Samba Financial, Morgan Stanley, 9/28/15 (USD)	199,482	2,154
Saudi Basic Industries, Deutsche Bank, 9/27/16 (USD)	106,402	3,234
Saudi Basic Industries, Goldman Sachs, 4/29/15 (USD)	81,935	2,491
Saudi Basic Industries, HSBC Bank, 10/31/16 (USD)	71,964	2,187
Saudi British Bank, Goldman Sachs, 4/27/15 (USD)	104,442	1,348
Saudi British Bank, HSBC Bank, 3/27/15 (USD)	175,480	2,265
Savola, Bank of America Merrill Lynch, 3/2/17 (USD)	21,395	401
Savola, Goldman Sachs, 4/27/15 (USD)	158,571	2,970
United International Transportation, Bank of America Merrill Lynch, 7/7/16 (USD)	16,463	341
United International Transportation, Morgan Stanley 12/3/14 (USD)	137,652	2,854
Yanbu National Petrochemical, Bank of America Merrill Lynch 5/7/14 (USD)	157,991	2,907
Total Saudi Arabia (Cost $37,763)		48,649

SOUTH AFRICA 26.0%

Common Stocks 26.0%

Aspen Pharmacare Holdings	283,191	7,536
Bidvest Group	166,545	4,567
Grindrod	880,373	2,084
Group Five	389,133	1,601
Impala Platinum	469,335	5,282
Life Healthcare Group Holdings	272,241	1,081
Mr Price	179,315	2,698
MTN Group	404,684	8,109
Naspers, N Shares	117,651	11,093
Raubex	601,640	1,244
Sanlam	847,360	4,531

Shoprite Holdings	179,379	2,996
Total South Africa (Cost $48,695)		52,822

TANZANIA 0.3%

Common Stocks 0.3%

National Microfinance Bank (USD) (1)	360,586	622
Total Tanzania (Cost $604)		622

UGANDA 0.3%

Common Stocks 0.3%

Umeme	4,390,334	628
Total Uganda (Cost $643)		628

UNITED ARAB EMIRATES 18.1%

Common Stocks 18.1%

Abu Dhabi Commercial Bank	2,217,346	4,691
Air Arabia	2,364,876	850
Aramex	5,183,769	4,431
DAMAC Real Estate Development, GDR (USD) (1)	184,863	2,902
DP World (USD)	216,399	4,003
Emaar Properties (1)	3,555,574	10,552
Emirates NBD	1,535,781	4,098
First Gulf Bank	1,087,909	5,139
Total United Arab Emirates (Cost $20,523)		36,666

UNITED KINGDOM 3.1%

Common Stocks 3.1%

Centamin (1)	1,749,439	1,912
Investec	249,133	2,194

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2014, the fund realized $2,912,000 of net gain on $11,254,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 96% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Participation Notes The fund may invest in participation notes and other types of equity-linked complex instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $53,589,000 and $55,385,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2013, the fund had $339,530,000 of available capital loss carryforwards, which expire as follows: $125,617,000 in fiscal 2016, $186,525,000 in fiscal 2017, and $27,388,000 in fiscal 2019.

At April 30, 2014, the cost of investments for federal income tax purposes was $154,740,000. Net unrealized gain aggregated $48,530,000 at period-end, of which $52,095,000 related to appreciated investments and $3,565,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $91,000 for Price Associates; $103,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2014, the fund was allocated $3,000 of Spectrum Funds’ expenses, of which $2,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2014, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Adviser has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were both above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014